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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2006

                              ---------------------

                          FELDMAN MALL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



            Maryland                  333-118246             13-4284187
(State or other jurisdiction of    (Commission File         (IRS Employer
         incorporation)                 Number)         Identification Number)


       1010 Northern Boulevard, Suite 314
                 Great Neck, NY                                 11021
    (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code:516-684-1239


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On November 7, 2006, Feldman Mall Properties, Inc. issued an earnings release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release regarding financial results for the quarter ended September 30, 2006.






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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FELDMAN MALL PROPERTIES, INC.



Date:    November 7, 2006              By: /s/ Thomas Wirth
                                           ------------------------------
                                           Thomas Wirth
                                           Chief Financial Officer







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EXHIBIT INDEX

       EXHIBIT
        NUMBER     DESCRIPTION

         99.1 Press Release regarding financial results for the quarter ended September 30, 2006.







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